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                             Janus High-Yield Fund
                         Supplement Dated June 6, 2000
      to Prospectus Dated January 31, 2000, as supplemented March 16, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED JANUARY 31, 2000, AS SUPPLEMENTED MARCH 16, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

I. THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE SECTION "FEES AND EXPENSES":

SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares. However, if you sell shares of Janus High-Yield Fund you have held for 90 days or less from their date of purchase, you may pay a redemption fee.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charges                                                               None
Redemption Fee on shares of Janus High-Yield Fund held
  90 days or less (as a % of amount redeemed)*                             1.00%

* The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.

II. THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH IN THE SECTION "EXCHANGE POLICIES" IN THE SHAREHOLDER'S MANUAL:

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemptions, or exchanges of Fund shares disrupt portfolio management and drive expenses higher. An exchange is treated as a redemption of shares from one fund and a purchase into another fund. An exchange from Janus High-Yield Fund of shares held 90 days or less may be subject to the Fund's 1.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term trading. If you bought shares on different days, the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to any shares purchased through: (1) certain qualified plans; (2) certain broker wrap fee programs; and (3) reinvested distributions (dividends and capital gains). Janus Capital reserves the right to waive the redemption fee in other circumstances in its discretion.

III. THE FOLLOWING INFORMATION SHOULD BE ADDED BEFORE THE THIRD PARAGRAPH IN THE SECTION "PAYMENT OF REDEMPTION PROCEEDS" IN THE SHAREHOLDER'S MANUAL:

As discussed under "Exchange Policies," Janus High-Yield Fund will deduct a redemption fee of 1.00% from your redemption proceeds if you sell shares you have held 90 days or less. Your shares will be sold at the NAV next calculated after your order is received in proper form, minus the redemption fee, if applicable.

IV. THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE OF THE FIRST PARAGRAPH IN THE SECTION "PRICING OF FUND SHARES" IN THE SHAREHOLDER'S MANUAL:

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the appropriate Fund (or the Fund's agent or authorized designee), minus any applicable redemption fee.

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